UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 12, 2006

                                 GOAMERICA, INC.

             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     0-29359                  22-3693371
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                   433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      (b) On September 12, 2006, Mr. Mark Kristoff, a director of GoAmerica, Inc. (the "Company"), submitted his voluntary resignation to the Company, effective immediately. Mr. Kristoff was a member of the Audit and Compensation Committees.

      (d) On September 12, 2006, the Board of Directors elected Jan Dehesh as a new director to fill the vacancy created by Mark Kristoff's resignation. The Board Committee(s) on which Ms. Dehesh will serve has not been determined as of this filing.

      There are no arrangements or understandings between Ms. Dehesh and any other person pursuant to which Ms. Dehesh was elected as a director, and there are no transactions in which Ms. Dehesh has an interest requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

      The following exhibit is filed with this Current Report on Form 8-K:

Exhibit 99.1   Press Release of GoAmerica, Inc., dated September 12, 2006


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GOAMERICA, INC.

                                              By: /s/ Wayne D. Smith
                                              ----------------------------------
                                              Wayne D. Smith
                                              Executive Vice President, General
                                              Counsel and Secretary

Dated: September 12, 2006

                                  Exhibit Index

Exhibit 99.1     Press Release of GoAmerica, Inc. dated September 12, 2006